Investment Thesis Financial Data as of December 31, 2022 Dated: February 2023 Exhibit 99.1

2 Executive Summary Slides 6 — 14

3 Forward-Looking Statements These materials contain certain "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. These statements include, but are not limited to, descriptions of Old National’s financial condition, results of operations, asset and credit quality trends, profitability and business plans or opportunities. Forward-looking statements can be identified by the use of the words "anticipate," "believe," "contemplate," "could," "estimate," "expect," "intend," "may," "outlook," "plan," "should," and "will," and other words of similar meaning. These forward-looking statements express management’s current expectations or forecasts of future events and, by their nature, are subject to risks and uncertainties. There are a number of factors that could cause actual results or outcomes to differ materially from those in such statements. Factors that might cause such a difference include, but are not limited to: the continued impact of the COVID-19 pandemic on our business as well as the business of our customers; competition; government legislation, regulations and policies; the ability of Old National to execute its business plan, including the completion of the integration related to the merger between Old National and First Midwest and the achievement of the synergies and other benefits from the merger; changes in economic conditions which could materially impact credit quality trends and the ability to generate loans and gather deposits; failure or circumvention of our internal controls; significant changes in accounting, tax or regulatory practices or requirements; new legal obligations; disruptive technologies in payment systems and other services traditionally provided by banks; failure or disruption of our information systems; computer hacking and other cybersecurity threats; other matters discussed in these materials; and other factors identified in our Annual Report on Form 10-K for the year ended December 31, 2021 and other filings with the Securities and Exchange Commission. These forward-looking statements are made only as of the date of these materials and are not guarantees of future results or performance, and Old National does not undertake an obligation to update these forward-looking statements to reflect events or conditions after the date of these materials.

4 Non-GAAP Financial Measures The Company's accounting and reporting policies conform to U.S. generally accepted accounting principles ("GAAP") and general practices within the banking industry. As a supplement to GAAP, the Company provides non-GAAP performance results, which the Company believes are useful because they assist investors in assessing the Company's operating performance. Where non-GAAP financial measures are used, the comparable GAAP financial measure, as well as the reconciliation to the comparable GAAP financial measure, can be found in the appendix to this financial review. The Company presents EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity, all adjusted for certain notable items. These items include the CECL Day 1 non-purchased credit deteriorated (“non-PCD”) provision expense, merger related charges associated with completed acquisitions, gain on sale of health savings accounts, property optimization charges, net securities gains and ONB Way charges. Management believes excluding these items from EPS, the efficiency ratio, return on average common equity, and return on average tangible common equity may be useful in assessing the Company's underlying operational performance since these transactions do not pertain to its core business operations and their exclusion may facilitate better comparability between periods. Management believes that excluding merger related charges and the CECL Day 1 non-PCD provision expense from these metrics may be useful to the Company, as well as analysts and investors, since these expenses can vary significantly based on the size, type, and structure of each acquisition. Additionally, management believes excluding these items from these metrics may enhance comparability for peer comparison purposes. The Company presents loans excluding PPP loans, as well as deposits, both on a historical combined basis. Management believes that comparisons of balance sheet balances to legacy periods are not meaningful due to the merger with First Midwest. The Company presents loans excluding PPP loans as management believes that excluding PPP loans is useful to facilitate better comparability between periods. PPP loans are fully guaranteed by the Small Business Administration and are expected to be forgiven if the applicable criteria are met. Additionally, management believes excluding PPP loans from this item may enhance comparability for peer comparison. Income tax expense, provision for credit losses, and the certain notable items listed above are excluded from the calculation of pre-provision net revenues, adjusted due to the fluctuation in income before income tax and the level of provision for credit losses required. Management believes pre-provision net revenues, adjusted may be useful in assessing the Company's underlying operating performance and their exclusion may facilitate better comparability between periods and for peer comparison purposes. The Company presents adjusted noninterest expense, which excludes merger related charges, property optimization charges, amortization of tax credit investments and ONB Way charges, as well as adjusted noninterest income, which excludes the gain on sale of health savings accounts and gains/losses on sales of debt securities. Management believes that excluding these items from noninterest expense and noninterest income may be useful in assessing the Company’s underlying operational performance as these items either do not pertain to its core business operations or their exclusion may facilitate better comparability between periods and for peer comparison purposes. The tax-equivalent adjustment to net interest income and net interest margin recognizes the income tax savings when comparing taxable and tax-exempt assets. Interest income and yields on tax-exempt securities and loans are presented using the current federal income tax rate of 21%. Management believes that it is standard practice in the banking industry to present net interest income and net interest margin on a fully tax-equivalent basis and that it may enhance comparability for peer comparison purposes. In management's view, tangible common equity measures are capital adequacy metrics that may be meaningful to the Company, as well as analysts and investors, in assessing the Company's use of equity and in facilitating comparisons with peers. These non-GAAP measures are valuable indicators of a financial institution's capital strength since they eliminate intangible assets from stockholders' equity and retain the effect of accumulated other comprehensive loss in stockholders' equity. Although intended to enhance investors' understanding of the Company's business and performance, these non-GAAP financial measures should not be considered an alternative to GAAP. In addition, these non-GAAP financial measures may differ from those used by other financial institutions to assess their business and performance. See the following reconciliations in the "Non-GAAP Reconciliations" section for details on the calculation of these measures to the extent presented herein.

5 The Best of Offense and Defense Financial data as of or for the year ended December 31, 2022, except as noted 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes Paycheck Protection Program (“PPP”) loans . Represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made

6 Commitment to Excellence

7 Commitment to Corporate Social Responsibility Old National’s 2021 Environmental, Social and Governance (“ESG”) Report showcases our commitment to: • Strong corporate governance • Putting our clients at the center of all we do • Investing in our team members • Diversity, equity and inclusion • Strengthening our communities • Sustainability To view ONB’s ESG Report and Sustainability Accounting Standards Board (“SASB”) Index, go to oldnational.com/esg

8 HELOC 3% CRE Non- Owner Occupied 29% CRE Owner Occupied 11% C&I 31% Residential Real Estate 21% Other Consumer 5% Snapshot of Old National $ in millions, except as noted 1 Market data as of 02/09/2023 2 Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 3 As of or for the three months ended 12/31/2022 4 Includes loans held for sale and excludes PPP loans Summary1 Headquarters Evansville, IN Market Cap $5,189 P/ TBV 188% Dividend Yield 3.2% LTM Average Daily Volume (Actual) 2,389,329 Total Assets $46,763 Wealth Assets Under Management $27,712 4Q22 ROATCE As Reported/ Adjusted2 31.5% / 26.5% Key Financial Metrics3 Loans to Total Deposits 89% Cost of Total Deposits 34 bps Tangible Book Value $9.42 Noninterest Income/ Total Revenue (FTE) 29% Efficiency Ratio As Reported/ Adjusted2 49.1% / 47.5% Net Charge Offs (Recoveries)/ Average Loans 0.05% 90+ Day Delinquent Loans 0.01% Non-Performing Loans/ Total Loans 0.81% Tangible Common Equity to Tangible Assets 6.2% • 6th largest commercial bank headquartered in Midwest - top 35 banking company based in the U.S. by assets • 263 branches and 354 ATMs Company Description Time Deposits 9% Demand Deposits 34% NOW 24% Savings 18% Money Market 15% Loan Mix3,4 Deposit Mix3

9 Accomplished an Exceptional Transformation $9 $12 $33 2016 2019 2023E $11 $15 $35 2016 2019 2023E $202 $326 $921 2016 2019 2023E $0.95 $1.45 $2.17 2016 2019 2023E 1.71% 1.88% 2.23% 2016 2019 2023E 12% 16% 21% 2016 2019 2023E Loans ($ in billions) Deposits ($ in billions) Adj. PPNR2 ($ in millions) Adj. EPS2 Adj. PPNR / Avg. Earning Assets2 Adj. ROATCE2 111 111 2016-2023E CAGR 24% 2016-2023E CAGR 13% 1 Source: FactSet 2 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation

10 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 Top 35 Largest commercial bank in the country by assets3 7th Largest wealth management platform among banks <$100 billion in assets2 6th Largest commercial bank headquartered in the Midwest by assets1 ONB - A Premier Midwest Banking Franchise Top 35 Largest commercial bank in the country by assets3 12% of total franchise 0.3% of total franchise 8% of total franchise 42% of total franchise 3% of total franchise 30% of total franchise 5% of total franchise 1 Includes depositories headquartered in the Midwest; excludes merger targets, mutuals and trust banks 2 Ranked by gross revenue from fiduciary activities for the year ended 12/31/21; includes U.S.-headquartered depositories with MRQ assets less than $100 billion; excludes merger targets, MOE participants, trust companies and subsidiaries of foreign organizations 3 Includes major exchange- traded banks headquartered nationwide; excludes mergers, mutuals and trust banks Completed Merger February 15, 2022 (ONB + FMBI) Growth and return profiles positioned for above-peer performance Positioned to be the Midwest’s leading financial services provider Continue to expand our footprint and invest in revenue-generating talent

Meaningful Upside



Price / TBV
As of 09/30/2022
1.8x
1.9x
ONB
^KRX



Price / 2023 Earnings
As of 09/30/2022
7.7x
9.8x
ONB
^KRX

Key Performance Catalysts[1]

- Strong commercial pipeline of $4.6 billion
- Asset sensitivity better than peers
- Deposit betas better than peers (22% last cycle); cycle to date deposit beta of 12%
- ~$109 million of merger cost saves
- Timely branding and systems conversion
- Consistent track record of delivering on M&A synergies
- Strong credit metrics and well reserved
  - Weighted 100% with Moody's S3
- Continue to hire top revenue-generating talent

^KRX represents the Keefe, Bruyette & Woods (KBW) Regional Banking Index [1] *As of 12/31/2022*

OLD NATIONAL BANCORP 11

12 0.19% 0.32% 0.48% 0.18% 0.06% 0.15% 0.30% 0.54% 0.80% 0.29% 0.10% ONB Peer Median 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y Quality Low-Cost Deposit Franchise Cost of Deposits $12.4 $14.2 $14.5 $16.9 $18.6 $35.0 $3.7 $4.0 $4.1 $5.6 $6.3 $11.9$8.7 $10.2 $10.4 $11.3 $12.3 $23.1 Noninterest-bearing Interest-bearing 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y Deposit Growth 2017-2022 CAGR: 23% Time Deposits 9% Demand Deposits 34% NOW 24% Savings 18% Money Market 15% Deposit Mix $ in billions Peer Group data per S&P Global Market Intelligence as of 09/30/2022 - See Appendix for definition of Peer Group

13 Granular & Diversified Loan Portfolio1,2 $ in billions As of 12/31/2022 1 Includes loans held for sale 2 Excludes PPP loans 3 As of 9/30/22 $11.1 $12.3 $12.2 $12.9 $13.5 $31.0 $2.7 $3.2 $2.9 $3.0 $3.2 $9.4$4.4 $5.0 $5.2 $5.9 $6.4 $12.5 $4.0 $4.1 $4.1 $4.0 $3.9 $9.2 C&I CRE Consumer 2017Y 2018Y 2019Y 2020Y 2021Y 2022Y 2017-2022 CAGR: 23% CRE Non- Owner Occupied 29% CRE Owner Occupied 11% C&I 31% Residential Real Estate 21% Retail 11% Warehouse/ Industrial 12% Single Family Use 4% Mixed Use 4% Senior Housing 2% Self Storage 1% Other 10% Multifamily 41% Office 15% HELOC 3% Other Consumer 5% • Average loan size $2.4 million • Average LTV of top 203 - 64%

14 Outlook Category Outlook Loans • Healthy pipeline heading into 1Q23 bodes well for future growth; expect 4Q22 mid single digit growth to continue in 2023 Net Interest Income / Net Interest Margin • Net interest income and NIM, excluding accretion, should be consistent with projection on slide 24 • Contractual accretion of ~$22 million for 2023 Noninterest Income • Wealth management expected to grow, subject to market volatility • Mortgage revenue will be subject to industry trends • Capital markets revenue under pressure; should be consistent with 4Q22 levels • Service charge changes implemented in December 2022 Noninterest Expense • Noninterest expenses, excluding merger-related and property optimization charges, should be consistent with projection on slide 26 Credit • Conservative approach to reserves given economic uncertainty Capital • Strong capital position validated by internal stress testing • No further capital actions anticipated Income Taxes • Expect 2023 tax credit amortization of ~$14 million reported over the year resulting in FY2023 tax rates expected to be ~22% GAAP and 24% Core FTE

Financial Details Financial Data as of December 31, 2022

16 Fourth-Quarter 2022 Highlights ▪ Strong net interest margin (FTE)1 expansion of 14 bps, reflective of robust loan growth and higher rate environment ▪ Robust broad-based total loan growth1,2 of 8% annualized, commercial up 8% ▪ Credit remains strong with net charge-offs of 5 bps ▪ Disciplined expense management with modeled merger benefits fully achieved in 4Q22 (annualized) ▪ Completed sale of health savings accounts resulting in a $91 million pre-tax gain partly offset by real estate repositioning actions (“property optimization”) resulting in pre-tax losses of $27 million EPS / Net Income $0.67 / $197 million Adj. ROATCE1 26.5% Adj. EPS1 / Net Income $0.56 / $164 million 10% Increase QoQ Total Loan Growth1,2 8% Adj. ROA1 1.46% Adj. Eff. Ratio1 47.5% 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Annualized growth from prior quarter; excludes PPP loans

17 2022 Highlights ▪ Completed transformational merger with First Midwest Bancorp, Inc. on February 15, 2022 and systems conversion during the 3Q22 ▪ Significant net interest margin (FTE)1 expansion of 58 bps, reflective of strong loan growth and higher rate environment ▪ Robust broad-based total loan growth1,2 of 12%, commercial up 13% ▪ Stable low-cost deposits ▪ Credit remains strong with net charge-offs of 6 bps, 2 bps excluding PCD loans ▪ Disciplined expense management with modeled merger benefits fully achieved in 4Q22 (annualized) ▪ Expansion of wealth group into Nashville, TN; launch of the 1834 brand ▪ Strategic investment in top revenue-generating talent across footprint EPS / Net Income $1.50 / $414 million Adj. ROATCE1 21.1% Adj. EPS1 / Net Income $1.96 / $541 million 13% Increase YoY Total Loan Growth1,2 12% Adj. ROA1 1.28% Adj. Eff. Ratio1 51.6% 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes PPP loans

Fourth-Quarter 2022 Results

	4Q22	3Q22	4Q21	Performance Drivers - Impacted by Merger Completed Mid 1Q22
End of period total loans[1]	$31,091	$30,485	$13,432	• Strong total loan growth[1] of 8%, annualized
End of period deposits	35,001	36,054	18,569	• Sale of $382 million of HSA, client deployment of excess liquidity and seasonal outflows late in the quarter
Net Interest Income (FTE)[2]	$396	$382	$150	• Reflects higher rate environment and robust loan growth, partly offset by lower accretion
Provision for credit losses[3]	11	15	(1)	• Reflects loan growth, economic factors and portfolio mix changes
Noninterest income	165	80	52	• Gain on sale of HSAs $91 million • Lower capital markets income, service charges on deposits, mortgage banking revenues
Noninterest expense ex. tax credit amort., merger-related charges,and property optimization charges[2]	230	237	122	• Cost saves fully achieved in 4Q22 (annualized), partly offset by $5 million of performance-driven incentive accrual true-up
Amortization of tax credit investments	5	3	2	
Merger-related charges	20	23	7	
Property optimization	27			
Income taxes (FTE)[2]	67	44	16	• Current FTE tax rate of 24.9%
Net income	**$201**	**$140**	**$56**	
Preferred Dividends	4	4	—	
Net income applicable to common shares	**$197**	**$136**	**$56**	
Net income applicable to common shares, adjusted[2]	**$164**	**$150**	**$61**	
Earnings per diluted share	**$0.67**	**$0.47**	**$0.34**	
Adjusted earnings per diluted share[2]	**$0.56**	**$0.51**	**$0.37**	• Up 10% QoQ and 51% YoY
Net charge-offs (recoveries)/avg loans	5 bps	10 bps	-4 bps	• 5 bps for 4Q22 and 2 bps for 3Q22 excluding PCD NCOs that had an allowance established at acquisition

$ in millions, except per-share data [1] Excludes PPP loans [2] Non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation [3] Includes the provision for unfunded commitments

OLD NATIONAL BANCORP 18

19 Total Loans and Earning Assets Historical Combined 2 $28,131 $29,472 $30,485 $31,091 $27,792 3.56% 3.64% 4.01% 4.54% 5.08% ONB FMBI Loan Yield 4Q21 1Q22 2Q22 3Q22 4Q22 Total loans1 • Growth of $606 million, +8% annualized • Commercial growth of $438 million, +8% annualized • Total consumer3 growth of $168 million, +8% annualized Securities • Duration4 of 4.6 consistent with 3Q22 • 4Q22 yield was 2.86% • Estimated NTM cash flows5 of ~$1.1 billion Earning Asset Mix Consumer 7% Residential 15% Commercial 53% Cash / Securities 25% Total Loans1 Up 12% YoY $ in millions 1 Excludes PPP loans for legacy First Midwest and combined Old National. This is a non-GAAP financial measures that management believes is useful in evaluating the financial results of the Company 2 For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made 3 Includes consumer and residential real estate loans 4 Available for sale effective duration including securities hedges 5 Cash flows include principal and interest NTM - Next 12 months

20 Commercial Loans Historical Combined 2 $19,757 $20,639 $21,495 $21,933 $19,422 ONB FMBI 4Q21 1Q22 2Q22 3Q22 4Q22 Commercial Production & Pipeline $2,474 $5,394 $5,927 $5,419 $4,626 $1,096 $1,547 $2,207 $2,409 $2,706 ONB Pipeline Production 4Q21 1Q22 2Q22 3Q22 4Q22 Total commercial loans1 • Growth of $438 million, +8% annualized • Well distributed across markets and products • +8% commercial and industrial • +7% commercial real estate 4Q22 new production avg yields1 • Commercial and industrial: 6.21%; up 92 bps from 3Q22 • Commercial real estate: 5.86% (85% floating); up 131 bps from 3Q22 • 83% of commercial production is floating rate Total Commercial Loans1 $ in millions 1 Excludes PPP loans for legacy First Midwest and combined Old National 2 For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made Up 13% YoY

21 Commercial Loan Production $ in millions Strong $2.7 billion of production throughout the entire commercial loan portfolio and across the combined expanded market footprint Production by Product Line $1,530 $211 $363 $539 $64 CRE - Non-OO CRE - OO Business Banking Corporate Small Business Production by RM Location $1,194 $384 $190 $364 $92 $168 $199 $116 Illinois Indiana Minnesota Wisconsin Michigan Kentucky New LPO Markets Healthcare Vertical

22 Deposits / Funding $35,551 $26,905 $35,813 $35,843 $35,391 $36,054 $35,001 $21,261 $20,294 $12,400 $11,931 $2,393 $2,776 Transaction Noninterest-Bearing Time 4Q21 1Q22 2Q22 3Q22 4Q22 3Q22 4Q22 Historical Combined 1 $ in millions 1 For illustration only; represents historical combined balances as reported by Old National Bancorp and First Midwest Bancorp, Inc.; certain reclassifications were made. This is a non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Impacted by merger with First Midwest Bancorp, Inc. on February 15, 2022 Average deposit balances down 1%, excluding HSA sale • Sale of $382 million of HSAs in November • Seasonal public funds outflows • Client deployment of excess liquidity Deposit costs continue to be low • 4Q22 total deposit costs of 34 bps, up 22 bps from 3Q22 • Total interest-bearing deposit costs were 52 bps, up 34 bps from 3Q22 • December 31 interest-bearing deposit costs were 76 bps Loan to deposit ratio of 89% Average Balances Period-End Balances Total Deposits 2

23 Net Interest Income & Net Interest Margin1 Net Interest Income Accretion Income PPP Interest / Fees 4Q21 1Q22 2Q22 3Q22 4Q22 Key Performance Drivers • Net interest income increased $14 million • NIM increased 14 bps vs. 3Q22 • Robust loan growth2 of +8% annualized • Commercial of +8% annualized • Total consumer3 of +8% annualized • Strong low-cost deposit franchise; total deposit costs of 34 bps • Low deposit beta cycle to date of 12% • Loan to deposit ratio of 89% Net Interest Margin 2.93% 3.99% 4.49% 2.77% 3.71% 3.85% 0.28% 0.43% 0.95% 4Q21 1Q22 2Q22 3Q22 4Q22 $ in millions 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes PPP loans 3 Includes consumer and residential real estate loans 1 $4 $16 $35 $2 $25 $2 $4 $8 $150 $227 $342 $382 Impacts on Net Interest Margin 3.71% 0.64% (0.15)% (0.35)% 3.85% 3Q22 Rate / volume mix Accretion Funding 4Q22 1 1 Net Interest Margin IE Assets Yield IB Liabilities Cost $396 $10

24 Asset Liability Management 3.15%-3.20% 3.18%-3.27%5 68 Net Interest Margin Sensitivity 2.88% 3.33% 3.71% 3.85% 3.74% 2.64% 2.98% 3.46% 3.75% 0.20% 0.34% 0.25% 0.10% 0.07% Total Excluding Accretion and PPP PPP Accretion 1Q22 2Q22 3Q22 4Q22 1Q23 Well-positioned for Rising Rates • 56% of loans are variable/floating-rate • 88% reprice in 3 months or less • Peer leading deposit franchise • Noninterest bearing deposits represent 34% of core deposits • Deposit beta cycle to date (1Q22-4Q22) of 12% • Deposit beta was 22% compared to peers of 44% during the last rate hike cycle (4Q16-4Q18) Assumptions • Based on the 12/31/22 forward curve • Expecting Fed funds to reach 5.00% by 3/31/23 ▪ Feb +25 bps / Mar +25 bps • Expecting 10-year Treasury of 4.00% by 3/31/23 • Static balance sheet • Cumulative expected beta of ~20% for 1Q23 • Accretion includes contractual + 30% for prepayments Disciplined Hedging Strategy • Proactively managing balance sheet for potential downshift in interest rates • $2.2 billion of balance sheet hedges providing down-rate protection • $400 million added in 4Q22 Actual Projection Range 3.65% to 3.70% 3.72%-3.77% 1 Fully Taxable Equivalent Basis; Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 1 2 fewer days -6bps

25 Noninterest Income $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Residential mortgage production includes quick home refinance product Adjusted Noninterest Income $51 $65 $89 $81 $74 $14 $22 $32 $31 $29 $16 $22 $28 $25 $26 $7 $7 $6 $5 $4 $6 $4 $7 $9 $5 $8 $10 $16 $11 $10 Bank Fees Investment/Wealth Fees Mortgage Fees Capital Markets Other 4Q21 1Q22 2Q22 3Q22 4Q22 Key Performance Drivers • Lower capital markets • Bank fees impacted by service charge program enhancements and sale of HSAs • Mortgage banking continues to be impacted by higher rate environment; lower production and gain on sale margins • 4Q22 Mortgage Activity • Production was $335 million2 ▪ 95% purchase / 5% refi ▪ 24% sold in secondary market • Quarter-end pipeline at $174 million 1

26 2023 Noninterest Expense Projection $900 $14 $11 $9 $(5) $10 $939 2023 Launch Point Tax Credit Amort. Merit FDIC Assessment Basis Adj. Property Optimization Strategic Investment & Other FY 2023 Expected Noninterest Expense Adjusted Noninterest Expense $123 $173 $239 $237 $230 $72 $101 $140 $139 $132$18 $26 $33 $33 $34 $14 $22 $28 $24 $22 $19 $24 $38 $41 $42 Salary & Employee Benefits Occupancy & Equipment Data Processing/Communication Other 4Q21 1Q22 2Q22 3Q22 4Q22 Key Performance Drivers • 4Q22 adjusted noninterest expense well controlled • Salaries & Employee benefits lower • Merger cost saves fully achieved in 4Q22 (annualized) • Partly offset by $5 million of performance-driven incentive accrual true-up • 4Q22 adjusted efficiency ratio1 of 47.5% $ in millions 1 Non-GAAP financial measure that management believes is useful in evaluating the financial results of the Company - see Appendix for Non-GAAP reconciliation 2 Excludes merger related and property optimization charges, as well as tax credit amortization 2 1 ~ ~

Credit

30+ Day Delinquency



0.46%
0.22%
0.19%
2018Y
2019Y
2020Y
2021Y
1Q22
2Q22
3Q22
4Q22
ONB
Peer Average

Net Charge-offs



0.10%
0.05%
0.06%
0.05%
0.02%
2018Y
2019Y
2020Y
2021Y
1Q22
2Q22
3Q22
4Q22
ONB
ONB, excluding PCD
Peer Average

Non-Performing Loans



0.81%
0.81%
0.45%
2018Y
2019Y
2020Y
2021Y
1Q22
2Q22
3Q22
4Q22
ONB
Peer Average

Key Performance Drivers

- Net charge-offs of 5 bps; continues to trend better than peers
- Certain credit metrics will continue to be impacted as PCD loans that have an allowance established at acquisition progress toward resolution

Peer Group data per S&P Global Market Intelligence as of 09/30/2022 - See Appendix for definition of Peer Group

OLD NATIONAL BANCORP 27

28 Allowance for Credit Losses Allowance to Total Loans $103 $118 $303 $310 $328 $336 0.85% 0.87% 1.07% 1.05% 1.08% 1.08% ACL ACL / Total Loans 1/1/2020 4Q21 1Q22 2Q22 3Q22 4Q22 $ in millions 1 Includes reserve for unfunded commitments 2 Excludes loans held for sale 3 Includes the provision for unfunded commitments Key Model Inputs • Economic assumptions (upper bound) • GDP (-3.6%) • Unemployment (7.2%) • BBB Spread / 10Y Treasury (2.6x) • Commercial Asset Quality Ratings • Consumer Credit Bureau Score • Loan To Value • Portfolio segment • Seasoning Purchase Accounting Impact • $102 million of discount remaining on acquired loans • $59 million of allowance on PCD loans remaining on $1.1 billion of loans 1, 2 Allowance for Credit Losses $328 $4 $(6) $10 $336 Allowance 9/30/2022 Portfolio Mix Changes Economic Forecast & Other Growth Allowance 12/31/2022 1

29 Capital 4Q21 1Q22 2Q22 3Q22 4Q221 Capital Ratios: CET1 capital to RWA 12.04% 10.04% 9.90% 9.88% 10.03 % Tier 1 capital to RWA 12.04% 10.79% 10.63% 10.58% 10.71 % Total capital to RWA 12.77% 12.19% 12.03% 11.84% 12.02 % TCE to tangible assets 8.30% 6.51% 6.20% 5.82% 6.18% 1 4Q22 figures are preliminary CET1 - common equity Tier 1 RWA - risk-weighted assets TCE - tangible common equity Key Performance Drivers • 4Q22 ratios up as retained earnings including the gain on the sale of HSAs were partly offset by strong loan growth • Total capital impacted by the phase-out of ~$2 million of Tier 2 subordinated debt • TCE to tangible assets impacted by unrealized losses within the investment portfolio due to the higher rate environment (~155 bps at 4Q22) • Strong capital position validated by internal stress testing

Appendix

31 Remaining Loan Discount $86 $71 $58 12/31/23 12/31/24 12/31/25 Accretion on acquired loans and borrowings • $10 million recognized in 4Q22 • $22 million contractual for 2023 Discount on acquired loan portfolio • $102 million remaining as of 12/31/2022 • $80 million related to First Midwest Projected Acquisition Accounting Impact $ in millions 1 Projections are updated quarterly, assume no prepayments, and are subject to change 2 Accretion on acquired loans and borrowings 1,2 1 Contractual Accretion $22 $21 $18 2023 2024 2025

32 Commitment to Strong Corporate Governance Position or Salary Target Ownership Guidelines Chief Executive Officer 5X salary in stock or 200,000 shares Chief Operating Officer 4X salary in stock or 100,000 shares Salary equal to or greater than $250,000 3X salary in stock or 50,000 shares Salary below $250,000 2X salary in stock or 25,000 shares • Stock ownership guidelines have been established for executive officers as follows: • As indicated in Old National’s Proxy Statement filed April 8, 2022, each named executive officer has met their stock ownership requirement

33 2021 Executive Compensation Short Term Incentive Plan Performance Measure Weight Corporate EPS 60% ROATCE 20% Efficiency Ratio 20% Long Term Incentive Plan Performance Measure Weight Performance-based (50% TSR & 50% ROATCE) 75% Service-based 25% • Tied to long term shareholder value

Board of Directors

Director	Market	Background
Barbara A. Boigegrain	Chicago, IL	Former CEO and General Secretary of Wespath Benefits and Investments
Thomas L. Brown	Chicago, IL	Former Senior Vice President and CFO of RLI Corp. (NYSE), a specialty insurer serving diverse niche property, casualty and surety markets; former partner, PricewaterhouseCoopers LLP
Kathryn J. Hayley	Chicago, IL	CEO of Rosewood Advisory Services, LLC, a business advisory services firm; former Executive Vice President, United Healthcare (NYSE)
Peter J. Henseler	Chicago, IL	Chairman of TOMY International, a wholly owned subsidiary of TOMY Company, Ltd., a global designer and marketer of toys and infant products
Daniel S. Hermann	Evansville, IN	Founder of AmeriQual Group, LLC, where he served as CEO; Founding partner of Lechwe Holdings LLC; over 20 years of management experience with Black Beauty Coal Company
Ryan C. Kitchell	Indianapolis, IN	Chairman of the Indiana Governor's Workforce Cabinet; Former Executive Vice President and Chief Administrative Officer at Indiana University Health; former IU Health's Chief Financial Officer; previously worked for the State of Indiana
Austin M. Ramirez	Milwaukee, WI	President and CEO of Husco International, a global engineering and manufacturing company
Ellen A. Rudnick	Chicago, IL	Senior Advisor and Adjunct Professor of Entrepreneurship and former Executive Director of the Polsky Center for Entrepreneurship and Innovation at the University of Chicago Booth School of Business
James C. Ryan, III	Evansville, IN	CEO of Old National Bancorp; previously CFO of Old National Bancorp
Thomas E. Salmon	Evansville, IN	Chairman and CEO of Berry Global, a Fortune 500 and NYSE company; former President and Chief Operating Officer of Berry Global
Michael L. Scudder, Executive Chairman	Chicago, IL	Former Chairman and CEO of First Midwest Bancorp, Inc.
Rebecca S. Skillman, Lead Independent Director	Bloomington, IN	Chairperson of Radius Indiana, an economic development regional partnership; former Lieutenant Governor of the State of Indiana as well as Indiana state senator
Michael J. Small	Chicago, IL	Chairman and Co-Founder of K4 Mobility LLC, a technology developer and provider of satellite communications services; former CEO, Gogo, Inc. (NASDAQ)
Derrick J. Stewart	Evansville, IN	Senior Vice President, Education and Communication of the YMCA Retirement Fund; former President & CEO of the YMCA of Greater Indianapolis; former CEO of the YMCA of Southwestern Indiana
Stephen C. Van Arsdell	Chicago, IL	Former senior partner of Deloitte & Touche LLP, where he served as Chairman and CEO
Katherine E. White	Ann Arbor, MI	Brigadier General in the U.S. Army; currently serving in the Michigan Army National Guard as the Deputy Commanding General of the 46th Military Police Command; Professor of Law at Wayne State University Law School; Regent with the University of Michigan Board of Regents

OLD NATIONAL BANCORP 34

35 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 4Q21 3Q22 4Q22 Net interest income (FTE) $150.2 $381.5 $396.5 Add: Fee income 51.5 80.4 165.0 Total revenue (FTE) $201.7 $461.9 $561.5 Less: Provision for credit losses 1.3 (15.5) (11.4) Less: Noninterest expense (131.4) (262.4) (282.7) Income before income taxes $71.6 $184.0 $267.4 Less: Income taxes (FTE) 15.5 43.8 66.7 Net income $56.1 $140.2 $200.7 Less: Preferred dividends 0.0 (4.0) (4.0) Net income applicable to common shares $56.1 $136.2 $196.7 Earnings Per Share $0.34 $0.47 $0.67 Adjustments: Gain on sale of health savings accounts $0.0 $0.0 $(90.7) Debt securities (gains) losses (0.4) 0.2 0.2 Merger related charges 6.7 22.7 20.3 Property optimzation 0.0 0.0 26.8 Total adjustments $6.3 $22.9 $(43.4) Less: Tax effect on net total adjustments1 (1.6) (8.6) 11.0 Total adjustments, net of tax $4.7 $14.3 $(32.4) Net income applicable to common shares, adjusted $60.8 $150.5 $164.3 Adjusted Earnings Per Diluted Share $0.37 $0.51 $0.56

36 Non-GAAP Reconciliation 4Q21 1Q22 2Q22 3Q22 4Q22 Net interest income (FTE) $150.2 $226.6 $341.8 $381.5 $396.5 Add: Fee income 51.5 65.2 89.1 80.4 165.0 Total revenue (FTE) $201.7 $291.8 $430.9 $461.9 $561.5 Less: Noninterest expense (131.4) (215.6) (277.5) (262.4) (282.7) Pre-Provision Net Revenue (PPRN) $70.3 $76.2 $153.4 $199.5 $278.8 Adjustments: Gain on sale of health savings accounts $0.0 $0.0 $0.0 $0.0 $(90.7) Debt securities (gains) losses (0.4) (0.3) 0.1 0.2 0.2 Adjusted revenue $201.3 $291.5 $431.0 $462.1 $471.0 Adjustments: Merger related charges1 6.7 41.3 36.6 22.7 20.3 Property optimization 0.0 0.0 0.0 0.0 26.8 Amortization of tax credit investments 2.0 1.5 1.5 2.7 5.3 Adjusted total noninterest expense $(122.7) $(172.8) $(239.4) $(237.0) $(230.3) Adjusted PPRN $78.6 $118.7 $191.6 $225.1 $240.7 $ in millions 1 Excludes $11.0 million of provision for unfunded commitments that is included in provision for credit losses for 1Q22.

Non-GAAP Reconciliation

	4Q21	1Q22	2Q22	3Q22	4Q22
Noninterest expense	$131.4	$215.6	$277.5	$262.4	$282.7
Less: Intangible amortization	(2.6)	(4.8)	(7.2)	(7.1)	(6.8)
Noninterest expense, excluding intangible amortization	128.8	210.8	270.3	255.3	275.9
Adjustments:					
Less: Merger related charges[1]	(6.7)	(41.3)	(36.6)	(22.7)	(20.3)
Less: Property optimization	0.0	0.0	0.0	0.0	(26.8)
Less: Amoritization of tax credit investments	(2.0)	(1.5)	(1.5)	(2.7)	(5.3)
Adjusted noninterest expense	**$120.1**	**$168.0**	**$232.2**	**$229.9**	**$223.5**
Net interest income	$146.8	$222.8	$337.5	$376.5	$391.1
Add: FTE adjustment	3.4	3.8	4.3	5.0	5.4
Net interest income (FTE)	$150.2	$226.6	$341.8	$381.5	$396.5
Noninterest income	51.5	65.2	89.1	80.4	165.0
Total revenue (FTE)	$201.7	$291.8	$430.9	$461.9	$561.5
Less: Debt securities (gains) losses	(0.4)	(0.3)	0.1	0.2	0.2
Total revenue, excluding debt securities (gains) losses	201.3	291.5	431.0	462.1	561.7
Less: Gain on sale of health savings accounts	0.0	0.0	0.0	0.0	(90.7)
Adjusted total revenue	**$201.3**	**$291.5**	**$431.0**	**$462.1**	**$471.0**
Efficiency Ratio	**63.98 %**	**72.32 %**	**62.72 %**	**55.26 %**	**49.12 %**
Efficiency Ratio (prior presentation)[2]	**64.27 %**	**76.15 %**	**62.70 %**	**56.17 %**	**N/A**
Adjusted Efficiency Ratio	**59.66 %**	**57.63 %**	**53.88 %**	**49.76 %**	**47.45 %**
Adjusted Efficiency Ratio (prior presentation)[2]	0.0	0.0	0.0	0.0	N/A
Noninterest income	$51.5	$65.2	$89.1	$80.4	$165.0
Less: Gain on sale of health savings accounts	0.0	0.0	0.0	0.0	(90.7)
Less: Debt securities (gains) losses	(0.4)	(0.3)	0.1	0.2	0.2
Adjusted noninterest income	**$51.1**	**$64.9**	**$89.2**	**$80.6**	**$74.5**

$ in millions [1] *Excludes $11.0 million of provision for unfunded commitments that is included in provision for credit losses for 1Q22.*
[2] *Prior period presentation reflects reclassification of provision for unfunded commitments from noninterest expense.*

OLD NATIONAL BANCORP 37

38 Non-GAAP Reconciliation $ in millions 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 2 Certain reclassifications were made to conform to the current presentation 4Q21 1Q22 2Q22 3Q22 4Q22 Net interest income $146.8 $222.8 $337.5 $376.5 $391.1 FTE adjustment 3.4 3.8 4.3 5.0 5.4 Net interest income (FTE) $150.2 $226.6 $341.8 $381.5 $396.5 Average earnings assets $21,670.7 $31,483.6 $41,003.3 $41,180.0 $41,206.7 Net interest margin 2.71% 2.83% 3.29% 3.66% 3.80 % Net interest margin (FTE) 2.77% 2.88% 3.33% 3.71% 3.85% 4Q22 Net income applicable to common shares $196.7 Add: Intangible amortization (net of tax)1 5.1 Tangible net income applicable to common shares $201.8 Total adjustments, net of tax (32.4) Adjusted tangible net income applicable to common shares $169.4 Average GAAP shareholders’ common equity $4,692.9 Less: Average goodwill and other intangible assets (2,132.5) Average tangible shareholders’ common equity $2,560.4 Return on average tangible shareholders’ common equity 31.53 % Adjusted return on average tangible common equity 26.47 % Average End of Period 4Q21 4Q21 Legacy Old National Deposits $18,414 $18,569 Legacy First Midwest Deposits2 17,137 17,191 Historical Combined Deposits $35,551 $35,760

39 Non-GAAP Reconciliation $ in millions 1 Certain reclassifications were made to conform to the current presentation 3Q21 4Q21 1Q22 2Q22 4Q22 Old National commercial loans $9,772 $19,962 $20,721 $21,539 $21,966 Less: Old National PPP loans (169) (205) (82) (44) (33) Legacy First Midwest commercial loans1 10,050 0 0 0 0 Less: Legacy First Midwest PPP loans (231) 0 0 0 0 Historical combined commercial loans $19,422 $19,757 $20,639 $21,495 $21,933 Old National consumer and residential real estate loans 3,829 8,374 8,833 8,990 9,158 First Midwest consumer and residential real estate loans1 4,541 0 0 0 0 Historical combined total loans $27,792 $28,131 $29,472 $30,485 $31,091 Net income $200.7 Total adjustments, net of tax (32.4) Adjusted net income $168.3 Average assets $46,133.8 Return on average assets 1.74 % Adjusted return on average assets 1.46%

40 Non-GAAP Reconciliation $ in millions, except per share data 1 Tax-effect calculations use management's estimate of the full year FTE tax rates (federal + state) 4Q22 GAAP shareholders’ common equity $4,884.9 Less: Goodwill and intangible assets (2,125.1) Tangible shareholder’s common equity $2,759.8 Common shares issued and outstanding 292.9 Tangible common book value $9.42 GAAP shareholders’ common equity $4,884.9 Less: Goodwill and intangible assets (2,125.1) Tangible shareholder’s common equity $2,759.8 Total assets $46,763.4 Less: Goodwill and intangible assets (2,125.1) Tangible assets $44,638.3 Tangible common equity to tangible assets 6.18%

41 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Noninterest expense 454.1 508.5 PPRN $222.7 $308.0 Adjustments: Debt securities gains $(5.8) $(1.9) Gain on sale of insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 Adjusted revenue $617.1 $814.6 Adjustments: ONB Way charges 0.0 (11.4) Merger related charges (15.9) (6.0) Amortization of tax credit investments 0.0 (2.7) Less: Pension termination charges (9.8) 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges (13.7) $0.0 Adjusted expense $414.7 $488.4 PPRN $202.4 $326.2 Average interest-earning assets $11,841.0 $17,385.2 Adjusted PPRN to average assets 1.71% 1.88%

42 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net interest income (FTE) $424.0 $617.2 Add: Fee income 252.8 199.3 Total revenue (FTE) $676.8 $816.5 Less: Provision for credit losses (0.9) (4.7) Less: Noninterest expense (454.1) (508.5) Income before income taxes $221.8 $303.3 Less: Income taxes (FTE) 87.5 65.1 Net income $134.3 $238.2 Earnings Per Share $1.05 $1.38 Adjustments: Debt securities (gains) losses $(5.8) $(1.9) Gain on sale of Insurance (41.9) 0.0 Gain on repurchased bank properties, other gains (12.0) 0.0 ONB Way charges 0.0 11.4 Merger related charges 15.9 6.0 Less: Pension termination charges 9.8 0.0 Less: Branch consolidations, severance, Foundation funding, and client initiative charges 13.7 0.0 Total adjustments $(20.3) $15.5 Less: Tax effect on net total adjustments1 (7.1) 3.8 After-Tax Net Total Adjustments $(13.2) $11.7 Net income applicable to common shares, adjusted $121.1 $249.9 Adjusted Earnings Per Diluted Share $0.95 $1.45

43 Non-GAAP Reconciliation $ in millions, except per share data 2016 2019 Net income applicable to common shares $134.3 $238.2 Add: Intangible amortization (net of tax)1 8.1 12.8 Tangible net income applicable to common shares $142.4 $251.0 Less: Debt securities gains (net of tax)1 $(3.8) $(1.4) Less: Gain on sale of insurance (net of tax)1 (27.2) 0.0 Less: Gain on repurchased bank properties, other gains (net of tax)1 (7.8) 0.0 Add: Diligence, acquisition and integration charges (net of tax)1 10.3 4.4 Add: Pension termination charges (net of tax)1 6.4 0.0 Add: Branch consolidations, severance, foundation funding, and client initiative charges (net of tax)1 8.9 8.6 Adjusted tangible net income applicable to common shares $129.2 $262.6 Average GAAP shareholders’ common equity $1,712.6 $2,781.1 Less: Average goodwill (635.4) (1,036.5) Less: Average intangibles (40.3) (68.2) Average tangible shareholders’ common equity $1,036.9 $1,676.4 Return on average tangible shareholders’ common equity 13.73% 14.97 % Adjusted return on average tangible common equity 12.46% 15.67%

44 Peer Group Like-size, publicly-traded financial services companies, serving comparable demographics with comparable services as Old National Bancorp Associated Banc-Corp ASB BOK Financial Corporation BOKF Cadence Bank CADE Comerica Incorporated CMA F.N.B. Corporation FNB First Horizon Corporation FHN Hancock Whitney Corporation HWC Synovus Financial Corp. SNV UMB Financial Corporation UMBF Umpqua Holdings Corporation UMPQ Valley National Bancorp VLY Webster Financial Corporation WBS Western Alliance Bancorporation WAL Wintrust Financial Corporation WTFC Zions Bancorporation ZION

45 Old National Investor Relations Contact Additional information can be found on the Investor Relations web pages at www.oldnational.com Investor Inquiries: Lynell J. Walton, CPA SVP - Director of Investor Relations 812-464-1366 lynell.walton@oldnational.com